UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

NEXPLORE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)
000-49991	84-1080047
(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Network Blvd.
Suite 208
Frisco, Texas 75034
(Address of Principal Executive Offices and Zip Code)

(214) 432-0637
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; and Appointment of Certain Officers

(b)

Paul O. Williams resigned his position as Chief Financial Officer of NeXplore Corporation (the "Company") effective as of Friday, February 29, 2008. Mr. Williams remains on the Board of Directors of the Company.

(c)

Steven V. Gummer was appointed as Chief Financial Officer of the Company effective as of Saturday, March 1, 2008. Mr. Gummer is a Certified Public Accountant with more than thirty (30) years experience. From 2001-2005, Mr. Gummer held positions as Vice-President and Chief Financial Officer of Integrated Composite Technologies, Inc., a Delaware corporation located in Montezuma, Georgia, and since 2006 Mr. Gummer has served as President of Steven V. Gummer, P.C., a financial consulting business based in Dallas, Texas.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPLORE CORPORATION
     (Registrant)
Date: March 5, 2008	By:	/s/ Edward W. Mandel
	Name:	Edward W. Mandel
	Title:	Chief Executive Officer